                                                                    Exhibit 10.6

                          REGISTRATION RIGHTS AGREEMENT

      This Registration Rights Agreement (this "AGREEMENT") is made and entered into as of July 27, 2006, among WCA Waste Corporation, a Delaware corporation (the "COMPANY"), and Ares Corporate Opportunities Fund II, L.P. (the "PURCHASER").

      WHEREAS, the parties have agreed to enter into this Agreement in connection with, and as a condition to the Closing under, the Preferred Stock Purchase Agreement, dated as of June 12, 2006, between the Company and the Purchaser (the "PURCHASE AGREEMENT") and the related documents entered into in connection therewith (the "TRANSACTION DOCUMENTS"); and

      WHEREAS, pursuant to the Purchase Agreement and concurrently with the execution of this Agreement, the Purchaser is acquiring from the Company shares of the Company's Series A Convertible Preferred Stock, par value $0.01 per share ("PREFERRED STOCK"), that are convertible into shares of the Company's common stock, par value $0.01 per share ("COMMON STOCK").

      NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows:

            1. Definitions. In addition to the terms defined elsewhere in this Agreement, (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Purchase Agreement, and (b) the following terms have the meanings indicated:

            "DEMAND REGISTRATION STATEMENT" means a Registration Statement filed or to be filed pursuant to a written Purchaser Request pursuant to either
      Section 2 or Section 3.

            "HOLDER" means a holder of Registrable Securities acquired in accordance with the Stockholder's Agreement; provided that with respect to the inclusion of Registrable Securities in a Registration Statement, "Holders" shall only include those holders of Registrable Securities designated by the Purchaser.

            "PIGGY-BACK REGISTRATION STATEMENT" means a Registration Statement filed or to be filed pursuant to which the Company has received one or more written requests to participate pursuant to Section 4.

            "PURCHASER REQUEST" means a request from the Purchaser, either on its behalf or on behalf of Holders that in the aggregate possess a majority of the Registrable Securities outstanding as of the date of such request.

            "PROSPECTUS" means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rules 430A, 430B or 430C promulgated under the Securities Act of 1933, as amended (the "Securities Act")), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

            "REGISTRABLE SECURITIES" means any Common Stock into which the Preferred Stock issued pursuant to the Transaction Documents has been converted, together with any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided that such shares will cease to be "Registrable Securities" (i) when they have been sold to or through a broker or dealer or underwriter in a distribution to the public or otherwise on or through the facilities of the national securities exchange, national securities association or automated quotation system on which the Company's capital stock is listed, (ii) when a registration statement with respect to the sale of such shares has become effective under the Securities Act , and such shares have been disposed of in accordance with such registration statement, or (iii) at such time as the Holder of Registrable Securities is entitled to sell all of its Registrable Securities within three (3) months under Rule 144(k) of the Securities Act without restriction.

            "REGISTRATION STATEMENT" shall mean any registration statement to be filed under the Exchange Act, which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included therein, all amendments and supplements to such Registration Statement, including pre- and post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such Registration Statement.

            "RULE 144," "RULE 415," "RULE 424" and "RULE 461" means Rule 144, Rule 415, Rule 424 and Rule 461, respectively, promulgated by the Commission pursuant to the Securities Act, as such Rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

            "SHELF REGISTRATION STATEMENT" means a Registration Statement filed or to be filed pursuant to a written Purchaser Request pursuant to Section 2.

            "STOCKHOLDER'S AGREEMENT" means the Stockholder's Agreement of even date herewith by and between the Company and the Purchaser.

            2. Shelf Registration. If the Preferred Stock shall have previously been converted into Registrable Securities, then the Company shall, within ten
(10) days of the receipt thereof, give written notice of such request to all Holders and, subject to the limitations of Section 2(b) below, shall prepare and file (as expeditiously as practicable, and in any event within thirty (30) days of the receipt of any other such request) with the Commission a "Shelf" Registration Statement covering the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. Such Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith as the Designated Holders may consent) and shall contain (except if otherwise directed by the Designated Holders) the "Plan of Distribution" attached hereto as Annex A. The

Company shall use its commercially reasonable efforts to cause such Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, and in any event within sixty (60) days of the Purchaser Request (or one hundred twenty (120) days in the event the SEC has determined to review the applicable Registration Statement) and shall, subject to notice from the Company under Section 9(f), use its commercially reasonable efforts to keep such Registration Statement continuously effective under the Securities Act for the period that such Registration Statement may be kept effective under applicable SEC regulations until the earlier of (i) the date on which all Registrable Securities are eligible for sale under paragraph (k) of Rule 144 without any volume, manner of sale or other restrictions and (ii) when all Registrable Securities covered by such Registration Statement have been sold (the "EFFECTIVENESS PERIOD"). The Company shall notify each Holder in writing promptly (and in any event within one Trading Day) after receiving notification from the Commission that a Registration Statement has been declared effective.

            Notwithstanding the foregoing, the Company shall not be obligated to file a Registration Statement pursuant to this Section 2 (i) during the 90 day period commencing on the effective date of any other registration statement filed by the Company relating to the public offering of its Common Stock or securities convertible into Common Stock (other than on Forms S-4 or S-8 or any successor thereto) or (ii) if the Company shall furnish to the Holders a certificate signed by the chief executive officer of the Company stating that, in the good faith judgment of the Board of Directors of the Company, the Board has determined to file a registration statement relating to the public offering of its Common Stock or securities convertible into Common Stock (other than on Forms S-4 or S-8 or any successor thereto) within 30 days of the Purchaser Request, during the period commencing on the date of such notice and ending upon the earliest of (i) effectiveness of such registration statement , (ii) a decision by the Company not to pursue effectiveness of such registration statement or (iii) 90 days after the filing of such registration statement; provided, however, that in the case of clause (ii) the Company may not utilize this right more than once in any twelve (12) month period; provided, further, that, for the avoidance of doubt, this clause (ii) shall be incremental to, and not in lieu of, the Company's relief from its shelf registration obligation under clause (i) above.

            Notwithstanding the foregoing, if the Company shall furnish to the Holders a certificate signed by the chief executive officer of the Company stating that, in the good faith judgment of the Board of Directors of the Company, maintaining a Registration Statement's effectiveness would be materially detrimental to the Company and its stockholders for such Registration Statement to remain effective by reason of a material pending or imminently prospective transaction or development and it is therefore essential to suspend such Registration Statement's effectiveness, the Company shall have the right to suspend such effectiveness for a period of not more than sixty (60) days in aggregate after receipt of the Purchaser Request; provided, however, that the Company may not utilize this right more than twice in any twelve (12) month period.

            3. Demand Registration.

            (a) If at any time the Company shall receive a written Purchaser Request that the Company file a Registration Statement under the Securities Act, then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all Holders and, subject to the limitations of Section 3(b) below, shall file (as expeditiously as practicable, and in any event within thirty (30) days of the receipt of such request) and use its commercially reasonable commercially reasonable efforts to have declared effective, a Registration Statement under the Securities Act with respect to all Registrable Securities which the Holders request to be registered within ten (10) days of the mailing of such notice by the Company in accordance with Section 8(g) below.

            (b) If the Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 3 and the Company shall include such information in the written notice referred to in
Section 3(a). In such event, the right of any Holder to include such Holder's Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Holders participating in the underwriting and such Holder) to the extent provided herein. A majority in interest of the Holders of Registrable Securities participating in the underwriting, in consultation with the Company, shall select the managing underwriter or underwriters in such underwriting. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Section 5(l)) enter into an underwriting agreement in customary form with the underwriter or underwriters so selected for such underwriting by a majority in interest of such Holders; provided, however, that no Holder (or any of their assignees) shall be required to make any representations, warranties or indemnities except as they relate to such Holder's ownership of shares and authority to enter into the underwriting agreement and to such Holder's intended method of distribution, and the liability of such Holder shall be limited to an amount equal to the net proceeds from the offering received by such Holder. Notwithstanding any other provision of this Section 3, if the underwriter advises a Holder that marketing factors require a limitation of the number of shares to be underwritten, then the Holder shall so advise the Company and the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated as follows: (i) first, among holders of Registrable Securities that have elected to participate in such underwritten offering, in proportion (as nearly as practicable) to the aggregate amount of Registrable Securities held by all such holders, until such holders have included in the underwriting all shares requested by such holders to be included, and (ii) thereafter, among all other holders of Common Stock, if any, that have the right and have elected to participate in such underwritten offering, in proportion (as nearly as practicable) to the amount of shares of Common Stock owned by such holders. Without the consent of a majority in interest of the Holders of Registrable Securities participating in a registration referred to in Section 3(a), no securities other than Registrable Securities shall be covered by such registration if the inclusion of such other securities would result in a reduction of the number of Registrable Securities covered by such registration or included in any underwriting or if, in the opinion of the managing underwriter, the inclusion of such other securities would adversely impact the marketing of such offering.

            (c) The Company shall be obligated to effect only two (2) registrations (and only if such registration would include Registrable Securities with an aggregate value of at least ten million dollars ($10,000,000), calculated using the closing price of the Company's Common Shares on the Trading Market on the date preceding the date of the Purchaser Request) pursuant to Purchaser Requests under this Section 3 (an offering which is not consummated shall not be counted for this purpose).

            (d) Notwithstanding the foregoing, the Company shall not be obligated to file a Registration Statement pursuant to this Section 3 (i) during the 90 day period commencing on the effective date of any other registration statement filed by the Company relating to the public offering of its Common Stock or securities convertible into Common Stock (other than on Forms S-4 or S-8 or any successor thereto) or (ii) if the Company shall furnish to the Holders a certificate signed by the chief executive officer of the Company stating that, in the good faith judgment of the Board of Directors of the Company, the Board has determined to file a registration statement relating to the public offering of its Common Stock or securities convertible into Common Stock (other than on Forms S-4 or S-8 or any successor thereto) within 30 days of the Purchaser Request, during the period commencing on the date of such notice and ending upon the earliest of (i) effectiveness of such registration statement , (ii) a decision by the Company not to pursue effectiveness of such registration statement or (iii) 90 days after the filing of such registration statement; provided, however, that in the case of clause (ii) the Company may not utilize this right more than once in any twelve (12) month period; provided, further, that, for the avoidance of doubt, this clause (ii) shall be incremental to, and not in lieu of, the Company's relief from its demand registration obligation under clause (i) above.

            (e) Notwithstanding the foregoing, if the Company shall furnish to the Holders a certificate signed by the chief executive officer of the Company stating that, in the good faith judgment of the Board of Directors of the Company, maintaining a Registration Statement's effectiveness would be materially detrimental to the Company and its stockholders for such Registration Statement to remain effective by reason of a material pending or imminently prospective transaction or development and it is therefore essential to suspend such Registration Statement's effectiveness, the Company shall have the right to suspend such effectiveness for a period of not more than sixty (60) days in aggregate after receipt of the Purchaser Request; provided, however, that the Company may not utilize this right more than twice in any twelve (12) month period.

            4. Piggy-Back Registrations.

            (a) If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Purchaser and its affiliates) any of its Common Shares under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration on Form S-8 (or similar or successor form) relating solely to the sale of securities to participants in a Company stock plan or to other compensatory arrangements to the extent includable on Form S-8 (or similar or successor form), or a registration on Form S-4 (or similar or successor form)), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder received by the Company within ten (10) Trading Days after mailing of such notice by the Company in accordance with Section 9(f), the Company shall use its commercially reasonable efforts to cause to be registered under the Securities Act all of the Registrable Securities that each such Holder (the "ELECTING HOLDERS") has requested to be registered ; provided that (i) if such registration involves an underwritten offering to the public, all holders of Registrable Securities requesting to be included in the Company's registration must sell their Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to the Company or other selling stockholders; and (ii) if, at any time after giving notice of the Company's intention to register any securities pursuant to this Section 4 and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company shall give written notice to all holders of Registrable Securities and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from any obligation of the Company to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of holders under Section
3. The Company shall have no obligation under this Section 4 to make any offering of its securities, or to complete an offering of its securities that it proposes to make.

            (b) If such registration involves an underwritten offering to the public, if the managing underwriter of the underwritten offering shall inform the Company by letter of the underwriter's opinion that the number of Registrable Securities requested to be included in such registration would, in its opinion, materially adversely affect such offering, including the price at which such securities can be sold, and the Company has so advised the requesting Holders in writing, then the Company shall include in such registration, to the extent of the number that the Company is so advised can be sold in (or during the time of) such offering, (i) first, all securities proposed by the Company to be sold for its own account, then (ii) to the extent that the number of shares of Common Stock proposed to be sold by the Company or the other holders pursuant to Section 4(a) is less than the number of shares of Common Stock that the Company has been advised can be sold in such offering without having the material adverse effect referred to above, such Registrable Securities requested to be included in such registration pursuant to this Section 4 and such other securities covered by registration rights, allocated pro rata among such requesting Holders and the holders of such other rights in proportion, as nearly as practicable, to the respective amounts of such securities requested to be included in such registration. All other stockholders of the Company shall be excluded from the proposed offering before any requesting Holder or holder of other registration rights is required to reduce his, hers or its shares being offered under the registration statement.

            5. Demand Registration Procedures. In connection with the Company's registration obligations hereunder with respect to a Demand Registration Statement, the Company shall:

            (a) Not less than three Trading Days prior to the filing of each Demand Registration Statement or any related Prospectus or any amendment or supplement thereto, the Company shall (i) furnish to the Holders and to one counsel to the Holders ("Purchaser Counsel") copies of all such documents proposed to be filed, which documents will be subject to the review of such Holders and Purchaser Counsel, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file such Demand Registration Statement or any related Prospectus, amendments or supplements thereto to which the Holders of a majority of the Registrable Securities and Purchaser Counsel shall reasonably object.

            (b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to each Demand Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Demand Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period in the case of a Shelf Registration Statement, and until the end of the related offering in the case of any other Demand Registration Statement, and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424;
(iii) respond as promptly as reasonably possible, and in any event within ten
(10) Trading Days, to any comments received from the Commission with respect to any Registration Statement or any amendment thereto and as promptly as reasonably possible provide the Holders and Purchaser Counsel true and complete copies of all correspondence from and to the Commission relating to a Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Demand Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the applicable Demand Registration Statement as so amended or in such Prospectus as so supplemented.

            (c) Notify the Holders of Registrable Securities to be sold pursuant to a Demand Registration Statement and Purchaser Counsel as promptly as reasonably possible, and (if requested by any such Person) confirm such notice in writing no later than one Trading Day thereafter, of any of the following events: (i) the Commission notifies the Company whether there will be a "review" of any Demand Registration Statement; (ii) the Commission comments in writing on any Demand Registration Statement (in which case the Company shall deliver to each Holder a copy of such comments and of all written responses thereto); (iii) any Demand Registration Statement or any post-effective amendment thereto is declared effective; (iv) the Commission or any other Federal or state governmental authority requests any amendment or supplement to a Demand Registration Statement or Prospectus or requests additional information related thereto; (v) the Commission issues any stop order suspending the effectiveness of any Demand Registration Statement or initiates any Proceedings for that purpose; (vi) the Company receives notice of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, or the initiation or threat of any Proceeding for such purpose; or
(vii) the financial statements included in any Demand Registration Statement become ineligible for inclusion therein or any statement made in any Demand Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference is untrue in any material respect or any revision to a Demand Registration Statement, related Prospectus or other document is required so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (d) Use its commercially reasonable efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of any Demand Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

            (e) Furnish to each Holder and Purchaser Counsel, without charge, at least one conformed copy of each Demand Registration Statement and each amendment thereto, including financial statements and schedules, and all exhibits to the extent requested by such Person (excluding those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

            (f) Promptly deliver to each Holder and Purchaser Counsel, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) related to a Demand Registration Statement and each amendment or supplement thereto as such Persons may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

            (g) In the time and manner required by each Trading Market, if at all, prepare and file with such Trading Market an additional shares listing application covering all of the Registrable Securities; (ii) take all steps necessary to cause such Registrable Securities to be approved for listing on each Trading Market as soon as reasonably practicable thereafter; (iii) to the extent available to the Company, provide to the Purchaser evidence of such listing; and (iv) maintain the listing of such Registrable Securities on each such Trading Market.

            (h) Prior to any public offering of Registrable Securities pursuant to a Demand Registration Statement, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders and Purchaser Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period in the case of a Shelf Registration Statement, and until the offering is completed in the case of any other Demand Registration Statement, and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Demand Registration Statement.

            (i) Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Demand Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.

            (j) Upon the occurrence of any event described in Section 5(c)(vii), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to such a Demand Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither such Demand Registration Statement nor its related Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (k) Cooperate with any due diligence investigation undertaken by the Holders in connection with the sale of Registrable Securities pursuant to a Demand Registration Statement, including without limitation by making available any documents and information.

            (l) If Holders of a majority of the Registrable Securities being offered pursuant to a Demand Registration Statement select underwriters for the offering, the Company shall enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, by providing customary legal opinions, comfort letters and indemnification and contribution obligations.

            (m) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering.

            (n) Comply with all applicable rules and regulations of the Commission.

            (o) The Company shall not be required to deliver any document pursuant to any provision of this Section 5 to any Holder that is not selling Registrable Securities under the applicable Demand Registration Statement. The Company shall also not be required to deliver any document pursuant to any provision of this Section 5, other than Section 5(f), to any Holder that proposes to sell Registrable Securities with less than $500,000 in aggregate offering price to the public under the Demand Registration Statement (based on the last sale price per Common Share on the Trading Market on the Trading Day preceding the date of the Purchaser Request).

            6. Piggy-Back Registration Procedures. In connection with the Company's registration obligations hereunder with respect to a Piggy-Back Registration Statement, the Company shall:

            (a) Not less than three Trading Days prior to the filing of each Piggy-Back Registration Statement or any related Prospectus or any amendment or supplement thereto (i) furnish to the Electing Holders and Purchaser Counsel copies of all such documents proposed to be filed, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

            (b) (i) Cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (ii) as promptly as reasonably possible provide the Electing Holders and Purchaser Counsel true and complete copies of all correspondence from and to the Commission relating to a Piggy-Back Registration Statement; and (iii) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Piggy-Back Registration Statement during the offering.

            (c) Notify the Electing Holders and Purchaser Counsel as promptly as reasonably possible, and (if requested by any such Person) confirm such notice in writing no later than one Trading Day thereafter, of any of the following events: (i) the Commission notifies the Company whether there will be a "review" of any Piggy-Back Registration Statement; (ii) the

Commission comments in writing on any Piggy-Back Registration Statement (in which case the Company shall deliver to each Electing Holder a copy of such comments and of all written responses thereto); (iii) any Piggy-Back Registration Statement or any post-effective amendment is declared effective;
(iv) the Commission or any other Federal or state governmental authority requests any amendment or supplement to a Piggy-Back Registration Statement or related Prospectus or requests additional information related thereto; (v) the Commission issues any stop order suspending the effectiveness of any Piggy-Back Registration Statement or initiates any Proceedings for that purpose; (vi) the Company receives notice of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, or the initiation or threat of any Proceeding for such purpose; or (vii) the financial statements included in any Piggy-Back Registration Statement become ineligible for inclusion therein or any statement made in any Piggy-Back Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference is untrue in any material respect or any revision to a Piggy-Back Registration Statement, related Prospectus or other document is required so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (d) Furnish to each Electing Holder and Purchaser Counsel, without charge, at least one conformed copy of each Piggy-Back Registration Statement and each amendment thereto, including financial statements and schedules, and all exhibits to the extent requested by such Person (excluding those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

            (e) Promptly deliver to each Electing Holder and Purchaser Counsel, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Electing Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

            (f) Cooperate with the Electing Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Piggy-Back Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Electing Holders may request.

            (g) Comply with all applicable rules and regulations of the Commission.

            (h) The Company shall not be required to deliver any document pursuant to any provision of this Section 6, other than Section 6(e), to any Electing Holder that proposes to sell Registrable Securities with less than $500,000 in aggregate offering price to the public under the Piggy-Back Registration Statement (based on the last sale price per Common Share on the Trading Market on the Trading Day preceding the date of the written request sent by such Electing Holder under Section 4).

            (i) Upon the occurrence of any event described in Section 6(c)(vii), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to such a Piggy-Back Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither such Piggy-Back Registration Statement nor its related Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            7. Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include (a) all registration and filing fees (including, without limitation, fees and expenses (i) with respect to filings required to be made with any Trading Market, and (ii) in compliance with applicable state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as requested by the Holders )), (b) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses requested by the Holders), (c) messenger, telephone and delivery expenses incurred by the Company, (d) fees and disbursements of counsel for the Company, and (e) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. The fees and expenses referred to in the first sentence shall exclude (x) all underwriting discounts, selling commissions and stock transfer or documentary stamp taxes, if any, applicable to any Registrable Securities registered and sold by such holder, (y) all fees and disbursements of any counsel for such holder, including Purchaser Counsel and (z) all expenses incurred by the Purchaser or Holders without first receiving the consent of the Company.

            8. Indemnification

            (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, partners, members, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all Losses, as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such

Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (ii) in the case of an occurrence of an event of the type specified in Section 5(c)(v)-(vii), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 9(f). The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

            (b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising solely out of any untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in such Registration Statement or such Prospectus. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

            (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "INDEMNIFIED PARTY"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "INDEMNIFYING PARTY") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

            An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (iii) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

            All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

            (d) Contribution. If a claim for indemnification under Section 7(a) or 7(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 8(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

            The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 8(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

            (e) Other. To the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with an underwritten public offering are in conflict with the indemnification provisions of this Agreement, the provisions of the underwriting agreement will control.

            The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

            9. Miscellaneous

            (a) Remedies. In the event of a breach by the Company or by a Holder of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

            (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of at least two-thirds of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

            (c) No Inconsistent Agreements. Neither the Company nor any of its subsidiaries has entered, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Except as and to the extent specified in the applicable schedule to the Purchase Agreement, neither the Company nor any Subsidiary has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person that have not been satisfied in full.

            (d) No Piggyback on Registrations. Neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in a Demand Registration Statement other than the Registrable Securities unless required to do so by currently existing agreements, and the Company shall not after the date hereof enter into any agreement providing any such right to any of its security holders.

            (e) Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to a Registration Statement.

            (f) Discontinued Disposition. Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Sections 5(c)(v), 5(c)(vi), or 5(c)(vii), or Sections 6(c)(v), 6(c)(vi), or 6(c)(vii), as applicable, which notice may be given by the Company regardless of whether a registration has been effected pursuant to Section 2, 3, or 4, such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until such Holder's receipt of the copies of any supplemented Prospectus and/or amended Registration Statement (if required pursuant to Section 5(j) or 6(i)), or until it is advised in writing (the "ADVICE") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

            (g) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 4:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement on a day that is not a Trading Day or later than 4:30 p.m. (New York City time) and earlier than 11:59 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth in the Purchase Agreement.

            (h) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder. A Holder that is a Stockholder (as defined in the Stockholder's Agreement) may assign its rights and obligations hereunder to a Related Transferee (as defined in the Stockholder's Agreement) in the manner and to the extent permitted under the Transaction Documents.

            (i) Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

            (j) GOVERNING LAW; VENUE; WAIVER OF JURY TRIAL. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. EACH PARTY AGREES THAT ALL LEGAL PROCEEDINGS CONCERNING THE INTERPRETATIONS, ENFORCEMENT AND DEFENSE OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT (WHETHER BROUGHT AGAINST A PARTY HERETO OR ITS RESPECTIVE AFFILIATES, DIRECTORS, OFFICERS, STOCKHOLDERS, EMPLOYEES OR AGENTS) SHALL BE COMMENCED EXCLUSIVELY IN THE STATE AND U.S. FEDERAL COURTS SITTING IN THE STATE OF DELAWARE. EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND U.S. FEDERAL COURTS SITTING IN THE STATE OF DELAWARE FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THIS AGREEMENT), AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. IF EITHER PARTY SHALL COMMENCE AN ACTION OR PROCEEDING TO ENFORCE ANY PROVISIONS OF THIS AGREEMENT , THEN THE PREVAILING PARTY IN SUCH ACTION OR PROCEEDING SHALL BE REIMBURSED BY THE OTHER PARTY FOR ITS REASONABLE ATTORNEYS FEES AND OTHER REASONABLE COSTS AND EXPENSES INCURRED WITH THE INVESTIGATION, PREPARATION AND PROSECUTION OF SUCH ACTION OR PROCEEDING.

            (k) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

            (l) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

            (m) Market Standoff. Each of the Purchaser and each other holder of Registrable Securities shall, if requested by the managing underwriter or underwriters in an underwritten offering, agree not to effect any public sale or distribution of securities of the Company of the same class as the securities included in a Registration Statement relating to such offering, including a sale pursuant to Rule 144 under the Securities Act, except as part of such underwritten registration, during the 15-day period prior to, and during a period ("Lock-Up Period") ending on the earlier of (a) such time as the Company and the managing underwriter shall agree and (b) 90 days after the effective date of, each underwritten offering made pursuant to such Registration Statement.

            (n) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                           SIGNATURE PAGES TO FOLLOW]

            IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

                                          WCA WASTE CORPORATION

                                          By: /s/ Joseph J. Scarano, Jr.
                                              ----------------------------------
                                          Name: Joseph J. Scarano, Jr.
                                          Title: Vice President

                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                    SIGNATURE PAGES OF PURCHASERS TO FOLLOW]

                                          ARES CORPORATE OPPORTUNITIES FUND II,
                                          L.P.

                                          By: ACOF MANAGEMENT II, L.P.,
                                              Its General Partner

                                          By: ACOF OPERATING MANAGER II, L.P.,
                                              Its General Partner

                                          By: ARES MANAGEMENT, INC.,
                                              Its General Partner

                                          By: /s/ David Kaplan
                                              ----------------------------------
                                              Name: David Kaplan
                                              Title: Senior Partner

                                          Address for Notice:

                                          Ares Corporate Opportunities
                                          Fund II, L.P.
                                          C/O Ares Management, Inc.
                                          1999 Avenue of the Stars
                                          Suite 1900
                                          Los Angeles, California  90067
                                          Phone: (310) 201.4100
                                          Fax: (310) 201.4157
                                          Attention: Jeffrey Serota

                                          With a copy to:

                                          Cahill Gordon & Reindel LLP
                                          80 Pine Street
                                          New York, NY  10005
                                          Facsimile No.:  (212) 269-5420
                                          Attn:  Jonathan A. Schaffzin, Esq.
                                          and Gary A. Brooks, Esq.

                                                                         Annex A

                              PLAN OF DISTRIBUTION

      The selling stockholders may, from time to time, sell any or all of their shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The selling stockholders may use any one or more of the following methods when selling shares:

- ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

- block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

- purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

- an exchange distribution in accordance with the rules of the applicable exchange;

-     privately negotiated transactions;

-     short sales;

- broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

-     a combination of any such methods of sale; and

-     any other method permitted pursuant to applicable law.

      The selling stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

      The selling stockholders may also engage in short sales against the box, puts and calls and other transactions in our securities or derivatives of our securities and may sell or deliver shares in connection with these trades.

      Broker-dealers engaged by the selling stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the selling stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The selling stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved. Any profits on the resale of shares of common stock by a broker-dealer acting as principal might be deemed to be underwriting discounts or commissions under the Securities Act. Discounts, concessions, commissions and similar selling expenses, if any, attributable to the sale of shares will be borne by a selling stockholder. The selling stockholders may agree to indemnify any agent, dealer or broker-dealer that participates in transactions involving sales of the shares if liabilities are imposed on that person under the Securities Act.

      The selling stockholders may from time to time pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time under this prospectus after we have filed an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

      The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus and may sell the shares of common stock from time to time under this prospectus after we have filed an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

      The selling stockholders and any broker-dealers or agents that are involved in selling the shares of common stock may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares of common stock purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.

      We are required to pay all fees and expenses incident to the registration of the shares of common stock, including the fees and disbursements of counsel to the selling stockholders. We have agreed to indemnify the selling stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

      The selling stockholders have advised us that they have not entered into any agreements, understandings or arrangements with any underwriters or broker-dealers regarding the sale of their shares of common stock, nor is there an underwriter or coordinating broker acting in connection with a proposed sale of shares of common stock by any selling stockholder. If we are notified by any selling stockholder that any material arrangement has been entered into with a broker-dealer for the sale of shares of common stock, if required, we will file a supplement to this prospectus. If the selling stockholders use this prospectus for any sale of the shares of common stock, they will be subject to the prospectus delivery requirements of the Securities Act.

      The anti-manipulation rules of Regulation M under the Securities Exchange Act of 1934 may apply to sales of our common stock and activities of the selling stockholders.